Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES
Fund:	 ___Transamerica Bond________
	Security Description: SLFT 2015 - AA  B  3.62% 11/15/24

Issuer:	 __Springleaf Funding Trust ____
	Offering Type: ___________144a___________________

	(US Registered, Eligible Muni, Eligible Foreign, 144A)




REQUIRED INFORMATION



ANSWER


APPLICABLE RESTRICTION

In Compliance
(Yes/No)


 1.

 2.

 3.

 4.

 5.

 6.

 7.

 8.

 9.

10.




11.



12.


Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer's Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price
Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


__2/18/15__

__2/18/15__

$99.96615

$99.96615

___3+____

_Firm___

__0.7%_

_2,024,314.54_

_113,120,000_




_2,204,253.61_


   _Citigroup
Global Mkts_


      _Yes___

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None



#10 divided by #9 must not exceed
25% **


Must not include Sub-Adviser
affiliates ***



Must be "Yes" or "N/A"

N/A

_Yes_

N/A

_Yes__

_Yes_

_Yes_

_Yes__

N/A

N/A




_Yes_



_Yes_



_Yes__
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

	______Loomis Sayles & Co LP _________________

	       Sub-Adviser

*	Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i)
they must be subject to no greater than moderate credit risk; or (ii)
if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a
minimal or low amount of credit risk.   With respect to (b), circle
(i) or (ii), whichever is met.

**	If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering
PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to
confirm that the purchase was not designated as a group sale.  [    ]

****	The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.


Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES
Fund:	 ___Transamerica Bond________		Security
Description: ENERGY TRAN PTNR 4.05   3/15/2015

Issuer:	 __Energy Transfer Partners ____		Offering
Type: ____US Registered___________________
						(US
Registered, Eligible Muni, Eligible Foreign, 144A)




REQUIRED INFORMATION



ANSWER


APPLICABLE RESTRICTION

In Compliance
(Yes/No)


 1.

 2.

 3.

 4.

 5.

 6.

 7.

 8.

 9.

10.




11.



12.


Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer's Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price
Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


__3/5/15__

__3/5/15__

$99.918

$99.918

___3+____

_Firm___

__0.65%_

_2,123,257.50_

1,000,000,000_




_3,100,455.54_


   _UBS
Securities_


      _N/a___

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None



#10 divided by #9 must not exceed
25% **


Must not include Sub-Adviser
affiliates ***



Must be "Yes" or "N/A"

N/A

_Yes_

N/A

_Yes__

_Yes_

_Yes_

_Yes__

N/A

N/A




_Yes_



_Yes_



_Yes__
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

	______Loomis Sayles & Co LP _________________

	       Sub-Adviser

*	Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i)
they must be subject to no greater than moderate credit risk; or (ii)
if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a
minimal or low amount of credit risk.   With respect to (b), circle
(i) or (ii), whichever is met.

**	If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering
PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to
confirm that the purchase was not designated as a group sale.  [    ]

****	The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.


Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES
Fund:	 ___Transamerica Bond________
Security Description: HKUS 8.625 2/1/20

Issuer:	 __ Halcon Resources Corp____
	Offering Type: ___________144a___________________

	(US Registered, Eligible Muni, Eligible Foreign, 144A)




REQUIRED INFORMATION



ANSWER


APPLICABLE RESTRICTION

In Compliance
(Yes/No)


 1.

 2.

 3.

 4.

 5.

 6.

 7.

 8.

 9.

10.




11.



12.


Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer's Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price
Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


__4/21/15__

__4/21/15__

$100.00

$100.00

___3+____

_Firm___

Not public

_675,000_

_700,000,000_




_4,935,000_


   _JP Morgan_


      _Yes___

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None



#10 divided by #9 must not exceed
25% **


Must not include Sub-Adviser
affiliates ***



Must be "Yes" or "N/A"

N/A

_Yes_

N/A

_Yes__

_Yes_

_Yes_

_Yes__

N/A

N/A




_Yes_



_Yes_



_Yes__
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

	______Loomis Sayles & Co LP _________________

	       Sub-Adviser

*	Not applicable to munis.  In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i)
they must be subject to no greater than moderate credit risk; or (ii)
if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a
minimal or low amount of credit risk.   With respect to (b), circle
(i) or (ii), whichever is met.

**	If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering
PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to
confirm that the purchase was not designated as a group sale.  [    ]

****	The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.